Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Hirsch International Corp. (the "Company") on Form 10-Q for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Beverly Eichel, Vice President - Finance, Chief Financial Officer and Secretary hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13 (a) or 15
(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Beverly Eichel
                                   ------------------
                                   Beverly Eichel
                                   Vice President - Finance,
                                   Chief Financial Officer and
                                   Secretary

December 12, 2002

     This certification is made solely for the purposes of 18 U.S.C section 1350 and is subject to the knowledge standard contained therein, and not for any other purpose.